Tax	6 Months Ended
Jun. 30, 2015
Tax
20 Tax
The effective tax rate of 34.6% in 6M15 mainly reflected the impact of the geographical mix of results and the effect of a New York City tax law change. This change in tax law required a remeasurement and decrease of existing deferred tax assets arising from timing differences and resulted in an additional tax charge of CHF 189 million. Overall, net deferred tax assets decreased CHF 944 million to CHF 5,087 million as of the end of 6M15 compared to 2014.
The presentation of income tax expense and deferred tax assets and liabilities is in accordance with Accounting Standards Codification Topic 740 – Income Taxes – Interim Reporting.
The quarterly income tax expense includes the impact of the continuous re-assessment of the estimated annual effective tax rate as well as the impact of items that need to be recorded in the specific interim period in which they occur.
Net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities are presented in the following manner. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.
As of June 30, 2015, the Bank had accumulated undistributed earnings from foreign subsidiaries of CHF 4.9 billion which are considered indefinitely reinvested. The Bank would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.
The Bank is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 40 million in unrecognized tax benefits within 12 months of the reporting date.
The Bank remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Japan – 2012; Switzerland – 2010; Brazil – 2009; the UK – 2009; the US – 2006; and the Netherlands – 2005.
Effective tax rate
in	6M15	6M14
Effective tax rate (%)	34.6	72.7
Tax expense reconciliation
in	6M15
CHF million
Income tax expense computed at the statutory tax rate of 22%	644
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	111
Changes in tax law and rates	199
Other non-deductible expenses	160
Changes in deferred tax valuation allowance	(32)
Lower taxed income	(122)
Income taxable to noncontrolling interests	7
Change in recognition of outside basis difference	(19)
Other	64
Income tax expense	1,012
Foreign tax rate differential
6M15 included a foreign tax expense of CHF 111 million in respect of profits earned in higher tax jurisdictions, mainly Brazil and the US.
Changes in tax law and rates
6M15 included a tax expense of CHF 189 million related to the change in New York City tax laws.
Other non-deductible expenses
6M15 included the impact of non-deductible interest expenses of CHF 107 million, non-deductible bank levy costs and other non-deductible compensation expenses of CHF 53 million.
Changes in deferred tax valuation allowance
6M15 included the impact of the decrease of valuation allowances of CHF 69 million mainly in respect of three of the Bank’s operating entities, two in the UK and one in Switzerland, and an increase of valuation allowances of CHF 37 million mainly in respect of one of the Bank’s operating entities in the UK, related to estimated current year earnings.
Lower taxed income
6M15 included the impact of a beneficial earnings mix in one of the Bank’s operating entities in Switzerland of CHF 39 million, a CHF 34 million income tax benefit related to non-taxable life insurance income, CHF 23 million relating to non-taxable foreign exchange gains and CHF 26 million related to exempt offshore income.
Change in recognition of outside basis difference
6M15 included a CHF 19 million income tax benefit related to an increase of the outside basis difference relating to Swiss subsidiary investments.
Other
6M15 included a tax charge from the impact of prior year adjustments of CHF 9 million and a tax charge of CHF 69 million relating to the increase of tax contingency accruals, partially offset by a tax benefit of CHF 11 million relating to the re-assessment of deferred tax balances in one of the Bank’s operating entities in Switzerland. The remaining balance included various smaller items.
Net deferred tax assets
end of	6M15	2014
Net deferred tax assets (CHF million)
Deferred tax assets	5,140	6,064
of which net operating losses	1,119	1,816
of which deductible temporary differences	4,021	4,248
Deferred tax liabilities	(53)	(33)
Net deferred tax assets	5,087	6,031